Fund Name	Affiliated Underwriter	Aggregate Principal Amount of Offering	Commission, Spread or Profit	Currency	CUSIP	Date Offering is Due to Commence	Principal Amount Purchased by Other	Issuer Name / Name of Security	Price at Close (Local Currency)	Principal Amount Purchased by the Fund ($USD)	Trade Date	Purchase price (Local Currency)	Security Type	Shares/ Par Value Purchased by Fund	List the Underwriting Syndicate Members	Underwriter/ Seller Purchased From
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.30%	USD	50066AAK	7/11/2016	18,131,116	KOREA GAS CORP (KORGAS 1.875 18JUL21 144A)	100	523,877.000	7/11/2016	99.786	(v) Eligible Rule 144A	525,000.000	Citigroup Global Markets Inc., Credit Suisse, HSBC Securities, JPMorgan Securities, SG CIB, UBS Securities LLC	Citigroup Global Markets Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	2,500,000,000.00	1.00%	USD	23380YAD9	7/13/2016	16,460,000	DAI-ICHI LIFE INSURANCE COMPANYY (DAIL FRN December 28, 2049 144A)	100	1,062,000.000	7/13/2016	100	(v) Eligible Rule 144A	1,062,000.000	BofA Merrill Lynch, Citibank,
Goldman Sachs, JPMorgan,
Mizuho Bank Ltd, Morgan
Stanley, Nomura Securities
International, Daiwa Capital
Markets America Inc., Deutsche
Bank Securities Inc, Nikko
															Securities Co International Inc.	Goldman Sachs and Co NY
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.25%	USD	63859UBD4	7/20/2016	70,169,875	NATIONWIDE BLDG SOCIETY (NWIDE 2.45 July 27, 2021 144A)	100	316,436.000	7/20/2016	99.822	(v) Eligible Rule 144A	317,000.000	BNP Paribas, Credit Suisse, Deutsche Bank Securities Inc., JPMorgan	Deutsche Bank Sec
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	350,000,000.00	0.35%	USD	174610AN5	7/25/2016	9,770,917	CITIZENS FINANCIAL GROUP (CFG 2.375 July 28 2021)	100	187,902.000	7/25/2016	99.948	(i) Issued under 1933 Act	188,000.000	Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, Citigroup, Citizens Capital Markets, Inc., JPMorgan	Credit Suisse Secs (USA) LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	425,880,000.00	0.70%	USD	83402QAA0	7/26/2016	34,871,525	SoFi Consumer Loan Program 2016-2A A LLC (SCLP 2016-2A A 3.09% October 27, 2025 144A)	100	2,195,655.000	7/26/2016	99.984	(v) Eligible Rule 144A	2,196,000.000	Deutsche Bank AG, Goldman Sachs & Co., JPMorgan Securities, Academy Securities, Inc., SoFi Securities	Deutsche Bank Sec
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	2,250,000,000.00	0.20%	USD	037833BZ2	7/28/2016	40,442,290	APPLE INC (AAPL 2.45 August 4, 2026)	100	960,371.000	7/28/2016	99.727	(i) Issued under 1933 Act	963,000.000	Goldman, Sachs & Co., BofA
Merrill Lynch, JPMorgan,
Deutsche Bank Securities,
Barclays, Citigoup, Standard
Chartered Bank, Wells Fargo
Securities, Lebenthal Capital
Markets, Loop Capital Markets,
Mischler Financial Group, Inc.,
The Williams Capital Group,
															L.P.	Goldman Sachs and Co NY
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	2,000,000,000.00	0.43%	USD	037833CD0	7/28/2016	66,485,346	APPLE INC (AAPL 3.85 August 4, 2046)	100	670,219.000	7/28/2016	99.735	(i) Issued under 1933 Act	672,000.000	Goldman, Sachs & Co., BofA
Merrill Lynch, JPMorgan,
Deutsche Bank Securities,
Barclays, Citigoup, Standard
Chartered Bank, Wells Fargo
Securities, Lebenthal Capital
Markets, Loop Capital Markets,
Mischler Financial Group, Inc.,
The Williams Capital Group,
															L.P.	Goldman Sachs and Co NY
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	2,250,000,000.00	0.75%	USD	594918BU7	8/1/2016	45,174,067	Microsoft Corporation (MSFT 3.95% August 8, 2056)	98	370,519.000	8/1/2016	97.505	(i) Issued under 1933 Act	380,000.000	BofA Merrill Lynch, JPMorgan,
Wells Fargo Securities, Barclays,
Citigroup, Goldman Sachs &
Co., HSBC, US Bancorp,
Academy Securities, Blaylock
Beal Van, LLC, CastleOak
Securities, L.P., C.L. King &
Associates, CAVU Securities,
LLC, Drexel Hamilton,
Lebenthal Capital Markets, Loop
Capital Markets, MFR Securities,
Inc., Mischler Financial Group,
Inc., Ramirez & Co., Inc., Siebert
Brandford Shank & Co., LLC,
															The Williams Capital Group, LP	Wells Fargo Advisors LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.55%	USD	87165BAL7	8/1/2016	28,193,174	Synchrony Financial (SYF 3.70% August 4, 2026)	100	1,716,435.000	8/1/2016	99.619	(i) Issued under 1933 Act	1,723,000.000	BofA Merrill Lynch, Mizuho Securities, MUFG, Citigroup, Goldman, Sachs & Co., JPMorgan, Mischler Financial Group, Inc., The Williams Capital Group, L.P.	Mizuho Securities USA Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,100,000,000.00	0.65%	USD	460146CP6	8/2/2016	12,274,673	International Paper Company IP 3.00% February 15, 2027)	100	711,315.000	8/2/2016	99.624	(i) Issued under 1933 Act	714,000.000	Deustche Bank Securities,
JPMorgan, SMBC Nikko,
BBVA, Credit Agricole CIB,
Regions Securities LLC, BNP
Paribas, BofA Merrill Lynch,
Citigroup, DNB Markets, BNY
Mellon Capital Markets, LLC,
Mizuho Securities, PNC Capital
Markets LLC, US Bancorp,
															MUFG, Rabo Securities	Deutsche Bank
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	700,000,000.00	0.40%	USD	49338CAB9	8/2/2016	24,263,000	KeySpan Gas East Corporation (NGGLN 2.742% August 15, 2026 144A)	100	621,000.000	8/2/2016	100	(v) Eligible Rule 144A	621,000.000	MUFG, BNY, Citigroup, HSBC, TD	Citigroup Global Markets Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	2,000,000,000.00	0.35%	USD	90351DAH0	8/3/2016	18,788,720	UBS Group Funding (UBS 2.65% February 1, 2022 144A)	100	359,784.000	8/3/2016	99.94	(v) Eligible Rule 144A	360,000.000	UBS Securities, Academy
Securities Inc., Bank of America
Merrill Lynch, BB&T Capital
Markets, BMO Capital Markets
Corp. BNY Mellon Capital
Markets LLC, Capital One
Securities Inc., CIBC World
Markets, Citigroup Global
Markets Inc., Desjardins
Securities Inc., Drexel Burnham,
JPMorgan, Mischler Financial
Group, Morgan Stanley, National
Bank Financial Inc., RBC Capital
Markets, Scotia Capital USA Inc,
SunTrust Robinson Humphrey,
TD Securities Wells Fargo
															Securities	UBS Securities
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.63%	USD	00912XAT1	8/8/2016	26,906,996	Air Lease Corp (AL 3.00% September 15, 2023)	100	636,344.000	8/8/2016	99.658	(i) Issued under 1933 Act	645,000.000	BofA Merrill Lynch, Citigroup,
JPMorgan, Mizuho Securities,
BMO Capital Markets, BNP
Paribas, Fifth Third Securities,
Goldman, Sachs & Co., ICBC,
Lloyds Securities, Morgan
Stanley, MUFG, RBC Capital
Markets, Santander, SunTrust
Robinson Humphrey, Wells
															Fargo Securities	Mizuho Securities USA Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.65%	USD	10112RAY0	8/8/2016	10,806,641	Boston Properties LP (BXP 2.75% October 1, 2026)	99	416,938.000	8/8/2016	99.271	(i) Issued under 1933 Act	420,000.000	BofA Merrill Lynch, Deutsche
Bank Securities, JPMorgan,
Morgan Stanley, US Bancorp,
BNY Mellon Capital Markets,
LLC, Citigroup, Wells Fargo
Securities, MUFG, PNC Capital
Markets LLC, Scotiabank,
SunTrust Robinson Humphrey,
															TD Securities	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	450,000,000.00	0.25%	USD	449786BH4	8/8/2016	9,790,004	ING Bank NV (INTNED 1.65% August 15, 2019 144A)	100	699,286.000	8/8/2016	99.898	(v) Eligible Rule 144A	700,000.000	Credit Suisse, ING, JPMorgan, Morgan Stanley, Wells Fargo	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.15%	USD	06406FAD5	8/9/2016	16,496,247	Bank of NY Mellon Corporation (BK 2.20% August 16, 2023)	100	1,098,086.000	8/9/2016	99.826	(i) Issued under 1933 Act	1,100,000.000	Credit Suisse, Goldman Sachs,
JPMorgan, Wells Fargo, BNY
Mellon, BB&T Capital Markets,
Guggenheim Securities, Lloyds
Securities Inc., Raymond James
& Associates, Scotia Capital
(USA) Inc., Loop Capital
Markets LLC, Samuel A.
															Ramirez & Company Inc.	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.65%	USD	26441CAS4	8/9/2016	21,442,752	Duke Energy Corporation (DUK 2.65% September 1, 2026)	100	212,344.000	8/9/2016	99.692	(i) Issued under 1933 Act	213,000.000	Barclays, Credit Suisse, Mizuho
Securities, MUFG, UBS
Investment Bank, BNP Paribas,
BofA Merrill Lynch, Citigroup,
JPMorgan, Loop Capital
Markets, RBC Capital Markets,
Scotiabank, SunTrust Robinson
Humphrey, TD Securities, US
															Bancorp, Wells Fargo Securities	Barclays Capital
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.88%	USD	031162BZ2	8/10/2016	17,397,585	AMGEN Inc. (AMGN 4.40% May 1, 2045)	108	809,190.000	8/10/2016	107.892	(i) Issued under 1933 Act	750,000.000	Goldman Sachs, Citigroup,
Morgan Stanley, HSBC,
Barclays, JPMorgan, Mizuho
Securities, RBC Capital Markets,
UBS Investment Bank, BofA
Merrill Lynch, BNP Paribas,
Credit Suisse, Deutsche Bank
Securities, SMBC Nikko, Wells
															Fargo, Academy Securities	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	700,000,000.00	0.65%	USD	120568AX8	8/10/2016	10,083,613	Bunge Ltd Finance Corporation (BG 3.25% August 15, 2026)	100	283,736.000	8/10/2016	99.907	(i) Issued under 1933 Act	284,000.000	Citigroup, JPMorgan, Morgan
Stanley, US Bancorp, BNP
Paribas, Credit Agricole CIB,
HSBC, Mizuho Securities,
SMBC Nikko, SunTrust
Robinson Humphrey, ABN
AMRO, ANZ Securities, BB
Securities , BBVA,
Commerzbank, Deutsche Bank
Securities, ICBC, ING,
nabSecurities, LLC, Natixis,
Rabo Securities, Societe
Generale, Standard Chartered
															Bank, UniCredit Capital Markets	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.65%	USD	29364GAJ2	8/16/2016	28,585,538	Enetergy Corporation(ETR 2.95% September 1, 2026)	100	335,244.000	8/16/2016	99.775	(i) Issued under 1933 Act	336,000.000	Barclays, Citigroup, JPMorgan, Morgan Stanley, BNP Paribas, Mizuho Securities, MUFG, Scotiabank	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	700,000,000.00	0.60%	USD	22822VAD3	8/22/2016	23,847,321	Crown Castle International Corporation (CCI 2.25% September 1, 2021)	100	692,806.000	8/22/2016	99.972	(i) Issued under 1933 Act	693,000.000	BofA Merrill Lynch, Citigroup,
Fifth Third Securities, MUFG,
SMBC Nikko, Barclays, Credit
Agricole CIB, JPMorgan,
Mizuho Securities, Morgan
Stanley, RBC Capital Markets,
SunTrust Robinson Humphrey,
TD Securitis, Citizens Capital
Markets, Inc., Societe Generale,
Wells Fargo Securities, PNC
															Capital Markets LLC	Citigroup Global Markets Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.25%	USD	13607RAB6	8/29/2016	61,558,994	Canadian Imperial Bank (CM 1.60% September 6, 2019)	100	798,560.000	8/29/2016	99.82	(i) Issued under 1933 Act	800,000.000	Barclays, CIBC World Markets Corp., Citigroup, JPMorgan, Wells Fargo, BNP Paribas, Credit Suisse, Deutsche Bank, HSBC, Merrill Lynch, Mizuho, UBS	Citigroup Global Markets Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.25%	USD	2027A0HW2	8/29/2016	10,380,130	Commonwealth Bank of Australia (CBAAU 2.00% September 6, 2021 144A)	100	499,525.000	8/29/2016	99.905	(v) Eligible Rule 144A	500,000.000	Commonwealth Bank, Citigroup, Goldman Sachs, JPMorgan	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.45%	USD	437076BN1	9/6/2016	9,623,359	Home Depot Inc. (HD 2.125 15SEP26)	99	253,194.000	9/6/2016	98.904	(i) Issued under 1933 Act	256,000.000	BofA Merrill Lynch, Credit
Suisse, JPMorgan, Morgan
Stanley, Barclays, BNY Mellon
Captila Markets, LLC, Citigroup,
Deutsche Bank Securities, Fifth
Third Securities, Goldman, Sachs
& Co., Mizuho Securities, RBC
Capital Markets, SunTrust
Robinson Humphrey, TD
Securities, The Williams Capital
Group, L.P., US Bancorp, Wells
Fargo Securities, Lebenthal
															Capital Markets	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.88%	USD	437076BP6	9/6/2016	30,545,444	Home Depot Inc. (HD 3.5 15SEP56)	98	172,651.000	9/6/2016	98.097	(i) Issued under 1933 Act	176,000.000	BofA Merrill Lynch, Credit
Suisse, JPMorgan, Morgan
Stanley, Barclays, BNY Mellon
Captila Markets, LLC, Citigroup,
Deutsche Bank Securities, Fifth
Third Securities, Goldman, Sachs
& Co., Mizuho Securities, RBC
Capital Markets, SunTrust
															Robinson Humphrey,	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.88%	USD	559080AL0	9/6/2016	12,338,337	Magellan Midstream Partners, LP (MMP 4.25 15Sep46)	99	398,998.000	9/6/2016	98.762	(i) Issued under 1933 Act	404,000.000	JPMorgan, Citigroup, Mizuho Securities, RBC Capital Markets, Barclays, PNC Capital Markets LLC, SMBC Nikko, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo Securities	Citigroup Global Markets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.40%	USD	606822AH7	9/6/2016	4,817,000	Mitsubishi UFJ Financial Group (MUFG 2.527 13Sep23)	100	384,000.000	9/6/2016	100	(i) Issued under 1933 Act	384,000.000	Morgan Stanley, MUFG,
Citigroup, JPMorgan, BofA
Merrill Lynch, Barclasys, Credit
Agricole, HSBC, Natixis, RBC
Capital Markets, BNP Paribas,
Credit Suisse, Deutsche Bank
Securities, Nomura, Societe
Generale CIB, UBS Investment
															Bank	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.40%	USD	63859WAE9	9/7/2016	8,053,254	Nationwide Bldg Society (NWIDE 4.0 14Sep26) 144A	100	627,151.000	9/7/2016	99.706	(v) Eligible Rule 144A	629,000.000	BofA Merrill Lynch, Barclays Capital, Citigroup, JPMorgan, UBS	Barclays Capital
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,250,000,000.00	0.43%	USD	822582BY7	9/7/2016	41,686,672	Shell International Finance B.V. (RDSALN 3.75 12Sep46)	100	802,260.000	9/7/2016	99.536	(i) Issued under 1933 Act	806,000.000	Citigroup, Goldman Sachs, JPMorgan	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.65%	USD	224044CG0	9/8/2016	6,716,630	Cox Communications Inc. (COXENT 3.35 15Sep26) 144A	100	401,321.000	9/8/2016	99.831	(v) Eligible Rule 144A	402,000.000	Barclays Capital, Citigroup
Global Markets, Goldman Sachs,
JPMorgan Securities, Mizuho,
MUFG, RBC Capital Markets,
SunTrust Robinson Humphrey,
Wells Fargo, BofA Merrill
Lynch, Deutsche Bank Securities
Inc., Fifth Third Securities,
Morgan Stanley, PNC Capital
Markets, RBS Securities Corp.,
Scotia Capital Inc., Sumitomo
															Bank Securities	Wells Fargo Advisors
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	350,000,000.00	0.63%	USD	8426EPAA6	9/8/2016	4,157,754	Southern Company Gas Capital Corp. (SO 2.45 01Oct23)	100	200,843.000	9/8/2016	99.922	(i) Issued under 1933 Act	201,000.000	JPMorgan, Mizuho Securities, MUFG, SunTrust Robinson Humphrey	Mizuho Securities
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	550,000,000.00	0.88%	USD	8426EPAB4	9/8/2016	15,157,124	Southern Company Gas Capital Corp. (SO 3.95 01Oct46)	100	246,563.000	9/8/2016	99.823	(i) Issued under 1933 Act	247,000.000	JPMorgan, Mizuho Securities, MUFG, SunTrust Robinson Humphrey	Mizuho Securities
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.45%	USD	891160MJ9	9/8/2016	35,216,264	Toronto- Dominion Bank (TD FRN 15Sep31)	100	581,980.000	9/8/2016	99.825	(i) Issued under 1933 Act	583,000.000	TD Securities, Goldman, Sachs & Co., JPMorgan, Wells Fargo Securities	TD Securities USA LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.25%	USD	25156PAU7	9/13/2016	32,747,192	Deutsche Telekom Int Fin (DT 1.95 19Sep21) 144A	100	299,517.000	9/13/2016	99.839	(v) Eligible Rule 144A	300,000.000	Goldman Sachs, JPMorgan, RBC Capital Markets, Bank of Tokyo- Mitsubishi UFJ Ltd, Citigroup, Credit Suisse	RBC Capital Markets LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	400,000,000.00	0.65%	USD	53117CAS1	9/13/2016	10,597,443	Liberty Property LP (LPT 3.25 01OCT26)	99	276,662.000	9/13/2016	99.162	(i) Issued under 1933 Act	279,000.000	JPMorgan, Citigroup, BofA
Merrill Lynch, Goldman, Sachs
& Co., Wells Fargo Securities,
BB&T Capital Markets, Capital
One Securities, Huntington
Investment Company, MUFG,
PNC Capital Markets LLC,
Regions Securities LLC, Stifel,
SunTrust Robinson Humphrey,
															TD Securities, US Bancorp	Citigroup Global Markets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,200,000,000.00	0.65%	USD	8835556BR2	9/14/2016	20,032,028	Thermo Fisher Scientific Inc. (TMO 2.95 19Sep26)	99	411,942.000	9/14/2016	98.787	(i) Issued under 1933 Act	417,000.000	JPMorgan, Citigroup, Deutsche
Bank Securities, BofA Merrill
Lynch, Barclays, US Bancorp,
BNP Paribas, BNY Mellon
Capital Markets, LLC, Credit
Suisse, HSBC, ING, KeyBanc
Capital Markets, Loop Capital
Markets, Mizuho Securities,
Morgan Stanley, MUFG, SMBC
Nikko, Scotiabank, Wells Fargo
															Securities	Citigroup Global Markets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.40%	USD	375558BL6	9/15/2016	20,717,400	Gilead Sciences Inc. (GILD 2.5 01Sep23)	100	496,237.000	9/15/2016	99.646	(i) Issued under 1933 Act	498,000.000	BofA Merrill Lynch, JPMorgan, HSBC, Mizuho Securities, SMBC Nikko, Citigroup, Morgan Stanley, MUFG, RBC Capital Markets US Bancorp, Lazard, Evercore, The Williams Capital Group, L.P., J.Wood Capital Advisors	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.88%	USD	375558BJ1	9/15/2016	9,276,819	Gilead Sciences Inc. (GILD 4.0 01Sep36)	99	284,370.000	9/15/2016	99.43	(i) Issued under 1933 Act	286,000.000	BofA Merrill Lynch, JPMorgan,
Barclays, Goldman Sachs and
Co. Wells Fargo Securities,
Citigroup, Morgan Stanley,
MUFG, RBC Capital Markets
US Bancorp, Lazard, Evercore,
The Williams Capital Group,
															L.P., J.Wood Capital Advisors	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	557,654,000.00	1.05%	USD	023771R91	9/19/2016	79,445,000	American Airlines 16-3 AA PTT (AAL 3.0 15Oct28)	100	2,151,000.000	9/19/2016	100	(i) Issued under 1933 Act	2,151,000.000	Morgan Stanley, Goldman, Sachs & Co., Citigroup, Credit Suisse, Deutsche Bank Securities, BofA Merrill Lynch, Barclays, JPMorgan, BNP Paribas, Credit Agricole Securities, ICBC, US Bancorp	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	2,500,000,000.00	0.40%	USD	82481LAC3	9/19/2016	12,881,325	Shire Acquisitions Investments Ireland DAC (SHPLN 2.875 23Sep23)	100	611,920.000	9/19/2016	99.987	(i) Issued under 1933 Act	612,000.000	BofA Merrill Lynch, Barclays,
Morgan Stanley, Bank of China,
Citigroup, Commerzbank, Credit
Suisse, Deutsche Bank
Securities, DNB Markets, Lloyds
Securities, Mizuho Securities,
MUFG, RBC Capital Markets,
RBS, Santander, SMBC Nikko,
Goldman, Sachs & Co., HSBC,
JPMorgan, Mediobanca,
Scotiabank, Wells Fargo
															Securities	Barclays Capital
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.35%	USD	00913RAC0	9/22/2016	14,563,354	Air Liquide Finance (AIFP 2.25 27Sep23) 144A	100	513,707.000	9/22/2016	99.749	(v) Eligible Rule 144A	515,000.000	Barclays Bank PLC, BNP
Paribas, Citigroup Inc., Credit
Agricole Securities USA Inc.,
HSBC Securities, JPMorgan,
Mitsubishi UFJ Financial,
Mizuho Securities USA Inc.,
Natixis Securities North
															America, RBS Securities Corp.	HSBC Securities (USA) Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.45%	USD	00912XAU8	9/26/2016	22,649,850	Air Lease Corp. (AL 2.125 15Jan20)	100	1,160,841.000	9/26/2016	99.643	(i) Issued under 1933 Act	1,165,000.000	BofA Merrill Lynch, Goldman,
Sachs & Co., Santander, Wells
Fargo Securities, BMO Capital
Markets, BNP Paribas,
Citigroup, Fifth Third Securities,
ICBC, JPMorgan, Lloyds
Securities, Mizuho Securities,
Morgan Stanley, MUFG, RBC
Capital Markets, SunTrust
Robinson Humphrey, Loop
															Capital Markets	Santander Investments
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	600,000,000.00	0.45%	USD	361435AA8	9/26/2016	13,364,593	Goodman Australia Industrial Partnerships (GAIF 3.4 30Sep26) 144A	100	918,909.000	9/26/2016	99.773	(v) Eligible Rule 144A	921,000.000	Australia & New Zealand Banking Group, HSBC, JPMorgan, Commonwealth Bank of Australia, nabSecurities LLC, Westpac Banking Corp	HSBC Securities (USA) Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	300,000,000.00	0.88%	USD	844895AX0	9/26/2016	14,649,624	Southwest Gas Corp (SWX 3.80 29 Sep46)	100	462,599.000	9/26/2016	99.698	(i) Issued under 1933 Act	464,000.000	BNY Mellon Capital Markets, LLC, BofA Merrill Lynch, JPMorgan, Wells Fargo Securities, Blaylock Beal Van, LLC, Ramirez & Co., Inc.	Wells Fargo Advisors
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	600,000,000.00	0.60%	USD	03027XAL4	9/28/2016	7,898,768	American Tower Corp. (AMT 2.25 15JAN22)	100	599,148.000	9/28/2016	99.858	(i) Issued under 1933 Act	600,000.000	BofA Merrill Lynch, Citigroup,
Credit Agricole CIB, JPMorgan,
Morgan Stanley, Barclays,
BBVA, BNP Paribas, EA
Markets, Goldman, Sachs & Co.,
Mizuho Securities, RBC Capital
Markets, Santander, TD
Securities, Commerzbank, Fifth
Third Securities, HSBC,
Scotiabank, Societe Generale,
															SMBC Nikko	Citigroup Global Markets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.65%	USD	98419MAJ9	10/3/2016	6,293,010	Xylem Inc. (XYL 3.25% November 1, 2026)	100	212,561.000	10/3/2016	99.794	(i) Issued under 1933 Act	213,000.000	Citigroup, JPMorgan, Wells
Fargo Securities, BNP Paribas,
ING, MUFG, Societe Generale,
US Bancorp, Deutsche Bank
Securities, ANZ Securities,
Mizuho Securities, SEB, TD
Securities, The Williams Capital
															Group, L.P.	Wells Fargo
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	400,000,000.00	0.88%	USD	98419MAK6	10/3/2016	8,009,580	Xylem Inc. (XYL 4.375% November 1, 2046)	99	253,330.000	10/3/2016	98.957	(i) Issued under 1933 Act	256,000.000	Citigroup, JPMorgan, Wells
Fargo Securities, BNP Paribas,
ING, MUFG, Societe Generale,
US Bancorp, Deutsche Bank
Securities, ANZ Securities,
Mizuho Securities, SEB, TD
Securities, The Williams Capital
															Group, L.P.	Citigroup Global Markets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	600,000,000.00	0.65%	USD	756109AS3	10/4/2016	16,537,259	Realty Income Corp. (O 3.00% January 15, 2027)	99	590,053.000	10/4/2016	98.671	(i) Issued under 1933 Act	598,000.000	Citigroup, Barclays, BNY
Mellon Capital Markets, LLC,
Goldman, Sachs & Co., US
Bancorp, BofA Merrill Lynch,
JPMorgan, Morgan Stanley,
RBC Capital Markets, Regions
Securities LLC, UBS Investment
Bank, Wells Fargo Securities,
Credit Suisse, Mizuho Securities,
BB&T Capital Markets, MUFG,
PNC Capital Markets LLC,
Stifel, Moelis & Company,
Comerica Securities, Evercore
ISI, Ramirez & Co., Inc.,
Raymond James, Academy
															Securities	Citigroup Global Markets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.33%	USD	740816AN3	10/6/2016	13,825,647	President & Fellows of Harvard College (HARVRD 3.30% July 15, 2056)	99	1,063,053.000	10/6/2016	99.258	(i) Issued under 1933 Act	1,071,000.000	Goldman, Sachs & Co., JPMorgan, Morgan Stanley, BofA Merrill Lynch, Barclays, Citigroup, HSBC, TD Securities, Wells Fargo	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	600,000,000.00	0.88%	USD	26884TAS1	10/11/2016	23,906,434	ERAC USA Finance LLC (ENTERP 4.20% November 1, 2046) 144A	99	764,133.000	10/11/2016	99.238	(v) Eligible Rule 144A	770,000.000	BofA Merrill Lynch, Mizuho Securities USA Inc., Wells Fargo Securities LLC, Barclays, HSBC, JPMorgan, MUFG, RBC, Societe Generale Securities Corp., US Bancorp	Mizuho Securities
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.65%	USD	718549AD0	10/11/2016	7,703,366	Phillips 66 Partners LP (PSXP 3.55% October 1, 2026)	100	170,831.000	10/11/2016	99.901	(i) Issued under 1933 Act	171,000.000	JPMorgan, Credit Suisse,
Goldman, Sachs & Co., Mizuho
Securities, BNP Paribas, BofA
Merrill Lynch, Citigroup,
Deutsche Bank Securities, DNB
Markets, MUFG, Soctiabank, TD
Securities, Barclays, RBC
Capital Markets, Commerzbank,
HSBC, PNC Capital Markets
LLC, SMBC Nikko, SunTrust
Robinson Humphrey, The
Williams Capital Group, L.P.,
US Bancorp, Wells Fargo
															Securities	Credit Suisse
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	625,000,000.00	0.88%	USD	718549AE8	10/11/2016	22,597,391	Phillips 66 Partners LP (PSXP 4.90% October 1, 2046)	99	369,407.000	10/11/2016	99.303	(i) Issued under 1933 Act	372,000.000	JPMorgan, Credit Suisse,
Goldman, Sachs & Co., Mizuho
Securities, BNP Paribas, BofA
Merrill Lynch, Citigroup,
Deutsche Bank Securities, DNB
Markets, MUFG, Soctiabank, TD
Securities, Barclays, RBC
Capital Markets, Commerzbank,
HSBC, PNC Capital Markets
LLC, SMBC Nikko, SunTrust
Robinson Humphrey, The
Williams Capital Group, L.P.,
US Bancorp, Wells Fargo
															Securities	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.35%	USD	86562MAH3	10/11/2016	9,443,000	Sumitomo Mitsui Financial Group Inc. (SUMIBK 2.442% October 19, 2021)	100	477,000.000	10/11/2016	100	(i) Issued under 1933 Act	477,000.000	Goldman, Sachs & Co, SMBC Nikko, BofA Merrill Lynch, Citigroup, Barclays, JPMorgan, Nomura, Daiwa Capital Markets, HSBC, Credit Agricole CIB, Natixis, Wells Fargo Securities	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.45%	USD	86562MAK6	10/11/2016	4,703,000	Sumitomo Mitsui Financial Group, Inc. (SUMIBK 3.01% October 19, 2026)	100	297,000.000	10/11/2016	100	(i) Issued under 1933 Act	297,000.000	Goldman, Sachs & Co., SMBC Nikko, BofA Merrill Lynch, Citigroup, Barclays, JPMorgan, Nomura, Daiwa Capital Markets, HSBC, Credit Agricole CIB, Natixis, Wells Fargo Securities	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.25%	USD	86563VAG4	10/12/2016	8,995,050	Sumitomo Mitsui Trust Bank Limited (SUMITR 2.05% October 18, 2019) 144A	100	1,499,175.000	10/12/2016	99.945	(v) Eligible Rule 144A	1,500,000.000	Citigroup, Daiwa, Goldman Sachs, JPMorgan, BNP Paribas, Deutsche Bank, BofA Merrill Lynch, Barclays, Credit Agricole, DBS Bank, HSBC, Nomura, SMBC Nikko, UBS, Wells Fargo	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	410,955,000.00	0.25%	USD	62942QBC6	10/14/2016	48,004,952	New Residential Advance Receivables Trust 2016-T2 AT2 (NRAR 2016-T2 AT2 2.5751% October 15, 2049) 144A	100	2,409,998.000	10/14/2016	100	(v) Eligible Rule 144A	2,410,000.000	Barclays, Credit Suisse, Morgan Stanley, JPMorgan, Merrill Lynch, Performance Trust Capital Partners	Credit Suisse
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	71,480,000.00	0.37%	USD	96042LAE1	10/14/2016	11,455,175	Westlake Automobile Receivables Trust 2016-3A C (WLAKE 2016-3A C 2.46% January 18, 2022) 144A	100	1,293,907.000	10/14/2016	99.993	(v) Eligible Rule 144A	1,294,000.000	Wells Fargo,JPMorgan, SMBC Nikko, Mitsubishi UFJ, BMO Capital, Credit Suisse	Wells Fargo
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	43,370,000.00	0.38%	USD	33844FAD9	10/19/2016	9,487,478	Flagship Credit Auto Trust 2016-4 C (FCAT 2016-4 C 2.71% November 15, 2022) 144A	100	1,311,928.000	10/19/2016	99.995	(v) Eligible Rule 144A	1,312,000.000	Barclays, Citigroup, Deutsche Bank Securities, JPMorgan, Wells Fargo	Barclays Capital Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	377,740,000.00	0.20%	USD	3137BS6F5	10/19/2016	24,719,856	Freddie Mac SPCs, Series K- S07 A2 (FHMS Series K-S07 A2 2.735% September 25, 2025)	103	3,707,978.000	10/19/2016	102.999	(ii) Govt Secs	3,600,000.000	Wells Fargo, Citigroup, Drexel Hamilton, JPMorgan	Wells Fargo
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	3,500,000,000.00	1.00%	USD	85208NAA8	10/20/2016	91,811,476	Sprint Spectrum/ SPEC I (SPRNTS 3.36% September 20, 2021) 144A	100	2,335,961.000	10/20/2016	99.998	(v) Eligible Rule 144A	2,336,000.000	Goldman Sachs, JPMorgan, Mizuho Securities USA Inc.	Goldman Sachs
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.45%	USD	438516BL9	10/24/2016	33,528,860	Honeywell International (HON 2.50% November 1, 2026)	100	1,394,960.000	10/24/2016	99.64	(i) Issued under 1933 Act	1,400,000.000	Deutsche Bank Securities,
JPMorgan, Morgan Stanley,
Wells Fargo Securities, BofA
Merrill Lynch, Barclays,
Citigroup, Goldman, Sachs &
Co., BBVA, BNP Paribas,
HSBC, ICBC, Mizuho
Securities, RBC Capital Markets,
RBS, Societe Generale, SMBC
Nikko, Standard Chartered Bank,
TD Securities, US Bancorp, The
															Williams Capital Group, L.P.	Morgan Stanley
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.40%	USD	23636TAD2	10/26/2016	19,415,000	Danone SA (BNFP 2.589% November 2, 2023) 144A	100	1,450,000.000	10/26/2016	100	(v) Eligible Rule 144A	1,450,000.000	Barclays, BNP Paribas, Citigroup, Credit Agricole, HSBC, ING, JPMorgan, MUFG, Natixis Securities, RBS Securities, Santander, Societe Generale	Citigroup Global Markets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	600,000,000.00	0.65%	USD	118230AQ4	10/27/2016	9,377,497	Buckeye Partners LP (BPL 3.95% December 1, 2026)	100	125,551.000	10/27/2016	99.644	(i) Issued under 1933 Act	126,000.000	Barclays, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo Securities, BNP Paribas, Deutsche Bank Securities, PNC Capital Markets LLC, SMBC Nikko, BB&T Capital Markets, Morgan Stanley	Barclays Capital Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.45%	USD	452308AX7)	10/31/2016	15,476,096	Illinois Tool Works Inc. (ITW 2.65% November 15, 2026)	100	697,795.000	10/31/2016	99.685	(i) Issued under 1933 Act	700,000.000	Citigroup, JPMorgan, Barclays,
Goldman, Sachs & Co., Mizuho
Securities, Wells Fargo
Securities, ANZ Securities, BofA
Merrill Lynch, Commerzbank,
HSBC, Societe Generale, BMO
Capital Markets, Danske Bank,
ING, Loop Capital Markets, US
															Bancorp	Citigroup Global Markets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	400,000,000.00	0.63%	USD	49446RAR0	11/1/2016	6,466,785	Kimco Realty Corporation (KIM 2.70% March 1, 2024)	99	497,445.000	11/1/2016	99.489	(i) Issued under 1933 Act	500,000.000	BofA Merrill Lynch, Citigroup,
RBC Capital Markets, Wells
Fargo, Jefferies, UBS, US
Bancorp, Barclays, SunTrust
Robinson Humphrey, BBVA
Securities, Deutsche Bank,
Mizuho, Scotiabank, SMBC
															Nikko, TD Securities	Wells Fargo Advisors
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.45%	USD	674599CM5	11/2/2016	13,636,348	Occidental Petroleum Corporation (OXY 3.00% February 15, 2027)	100	331,598.000	11/2/2016	99.579	(i) Issued under 1933 Act	333,000.000	BofA Merrill Lynch, Citigroup,
JPMorgan, Wells Fargo,
Barclays, BBVA, Mizuho,
Societe Generale, HSBC,
MUFG, SMBC Nikko, US
Bancorp, BNY Mellon Capital
Markets, LLC, CIBC Capital
Markets, Scotiabank, Standard
Chartered Bank, PNC Capital
Markets LLC, Lebenthal Capital
															Markets	Wells Fargo Advisors
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	500,000,000.00	0.88%	USD	209111FK4	11/10/2016	21,153,137	Consolidated Edison Co. of NY, Inc. (ED 4.30% December 1, 2056)	99	1,376,902.000	11/10/2016	99.129	(i) Issued under 1933 Act	1,389,000.000	Citigoup, JPMorgan, Mizuho Securities, MUFG, KeyBanc Capital Markets, US Bancorp, CIBC Capital Markets, SMBC Nikko, TD Securities, Loop Capital Markets, Ramirez & Co., Inc.	Mizuho Securities USA Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,750,000,000.00	0.45%	USD	717081EA7	11/14/2016	24,192,112	Pfizer Inc. (PFE 3.00% December 15, 2026)	99	594,888.000	11/14/2016	99.148	(i) Issued under 1933 Act	600,000.000	BofA Merrill Lynch, Citigroup,
Credit Suisse, RBC Capital
Markets, Deutsche Bank
Securities, HSBC, Mizuho
Securities, BNP Paribas,
Santander, Academy Securities,
JPMorgan, Morgan Stanley,
Ramirez & Co., Inc., Siebert
Cisneros Shank & Co., LLC, The
															Williams Capital Group, LP	Credit Suisse Secs (USA) LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	400,000,000.00	0.88%	USD	90131HCC7	11/15/2016	10,538,289	21st Century Fox America (FOXA 4.75% November 15, 2046) 144A	100	449,501.000	11/15/2016	99.889	(v) Eligible Rule 144A	450,000.000	Bank of America Merrill Lynch, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs, JPMorgan, Morgan Stanley	Goldman Sachs and Co NY
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.45%	USD	961214DF7	11/15/2016	44,070,000	Westpac Banking Corporation (WSTP FRN November 23, 2031)	100	600,000.000	11/15/2016	100	(i) Issued under 1933 Act	600,000.000	BofA Merrill Lynch, Citigroup, JPMorgan, Morgan Stanley	Citigroup Global Makrets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	400,000,000.00	0.88%	USD	00115AAC3	11/16/2016	7,276,843	AEP Transmission Co LLC (AEP 4.00% December 1, 2046) 144A	98	305,865.000	11/16/2016	98.349	(v) Eligible Rule 144A	311,000.000	BofA Merrill Lynch, Barclays Capital, Credit Suisse, JPMorgan, Mizuho, RBC Capital Markets, Scotia Capital, SunTrust Robinson Humphrey, Fifth Third Securities Inc., Huntington Investment Co.	Barclays Capital Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	234,480,000.00	0.60%	USD	26208BAN0	11/16/2016	49,146,365	Santander Drive Auto Receivables Trust 2016-C D (DRIVE 2016-C D 4.18% March 15, 2024) 144A	100	2,914,429.000	11/16/2016	99.98	(v) Eligible Rule 144A	2,915,000.000	Deutsche Bank AG, JPMorgan, Societe Generale, Wells Fargo	Deutsche Bank Securities
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	700,000,000.00	1.30%	USD	166754AP6	11/17/2016	8,617,363	Chevron Phillips Chemical Company (CPCHEM 3.40% December 1, 2026) 144A	100	473,756.000	11/17/2016	99.738	(v) Eligible Rule 144A	475,000.000	Bank of Tokyo-Mitsubishi UFJ
Ltd, JPMorgan, Mizuho
Securities USA Inc., BofA
Merrill Lynch, Comerica Inc.,
DnB NOR Bank ASA, HSBC,
ING Capital, Lloyds Capital
Markets, Scotia Capital Inc.,
SMBC Nikko Securities America
Inc., Standard Chartered Bank
															(US), TD Securities	MUFG Securities Americas Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	750,000,000.00	0.45%	USD	666807BK7	11/28/2016	20,832,406	Northrop Grumman Corp. (NOC 3.20 February 1, 2027)	100	713,849.000	11/28/2016	99.839	(i) Issued under 1933 Act	715,000.000	Goldman Sachs, Mizuho
Securities, JPMorgan, Citigroup,
Wells Fargo, BNP Paribas, BofA
Merrill Lynch, Credit Suisse,
Deutsche Bank, Lloyds
Securities, MUFG, ANZ
Securities, Blaylock Beal Van,
LLC, BNY Mellon Capital
Markets, LLC, Drexel Hamilton,
Mischler Financial Group, Inc.,
Scotiabank, SMBC Nikko,
UniCredit Capital Markets, US
															Bancorp	Goldman Sachs and Co NY
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	400,000,000.00	0.88%	USD	694308HR1	11/28/2016	4,534,422	Pacific Gas and Electric Company (PCG 4.00% December 1, 2046)	98	250,318.000	11/28/2016	98.164	(i) Issued under 1933 Act	255,000.000	BofA Merrill Lynch, Citigroup, JPMorgan, Mizuho Securities, CIBC Capital Markets, SMBC Nikko, US Bancorp, Lebenthal & Co., LLC, Mischler Financial Group, Inc., Ramirez & Co., Inc.	Mizuho Securities USA Inc.
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,000,000,000.00	0.30%	USD	867914BM4	11/28/2016	17,914,040	SunTrust Banks Inc. (STI 2.70% January 27, 2022)	100	354,546.000	11/28/2016	99.872	(i) Issued under 1933 Act	355,000.000	SunTrust Robinson Humphrey, Barclays, Citigroup, Morgan Stanley, JPMorgan, RBC Capital Markets, Loop Capital Markets, The Williams Capital Group, LP	SunTrust Bank
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	450,000,000.00	0.88%	USD	03939CAB9	11/29/2016	27,454,000	Arch Capital Finance LLC (ACGL 5.031% December 15, 2046)	100	459,000.000	11/29/2016	100	(i) Issued under 1933 Act	459,000.000	Credit Suisse, Barclays, JPMorgan, Lloyds Securities, BofA Merrill Lynch, US Bancorp, Wells Fargo Securities, BMO Capital Markets	Credit Suisse Secs (USA) LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	1,500,000,000.00	0.45%	USD	887317BB0	11/29/2016	7,045,769	Time Warner Inc. (TWX 3.80% February 15, 2027)	100	425,356.000	11/29/2016	99.615	(i) Issued under 1933 Act	427,000.000	Barclays, Citigroup, Mizuho
Securities, Wells Fargo, BNP
Paribas, Credit Agricole CIB,
Morgan Stanley, RBS,
Santander, SMBC Nikko, Societe
Generale, BNY Mellon Capital
Markets, LLC, BofA Merrill
Lynch, Credit Suisse, Deutsche
Bank, JPMorgan, MUFG,
Ramirez & Co., Inc., Scotiabank,
Siebert Cisneros Shank & Co.
															LLC	Citigroup Global Makrets
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	550,000,000.00	0.63%	USD	032654AM7	11/30/2016	17,803,497	Analog Devices Inc. (ADI 3.125% December 5, 2023)	100	243,119.000	11/30/2016	99.639	(i) Issued under 1933 Act	244,000.000	JPMorgan, BofA Merrill Lynch,
Credit Suisse, MUFG, BMO
Capital Markets, BNY Mellon
Capital Markets, LLC, PNC
Capital Markets LLC, SMBC
Nikko, TD Securities, Wells
Fargo Securities, Deutsche Bank
Securities, Fifth Third Securities,
															HSBC	Credit Suisse Secs (USA) LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	250,000,000.00	0.88%	USD	032654AP0	11/30/2016	9,888,106	Analog Devices Inc. (ADI 4.50% December 5, 2036)	99	196,709.000	11/30/2016	99.348	(i) Issued under 1933 Act	198,000.000	JPMorgan, BofA Merrill Lynch,
Credit Suisse, MUFG, BMO
Capital Markets, BNY Mellon
Capital Markets, LLC, PNC
Capital Markets LLC, SMBC
Nikko, TD Securities, Wells
Fargo Securities, Deutsche Bank
Securities, Fifth Third Securities,
															HSBC	Credit Suisse Secs (USA) LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	3,000,000,000.00	0.17%	USD	71656LBQ3	12/6/2016	24,233,438	Petroleos Mexicanos (PEMEX 6.50% March 13, 2027 144A)	99	1,531,002.000	12/6/2016	99.094	(v) Eligible Rule 144A	1,545,000.000	BofA Merrill Lynch, Citigroup Global Markets, JPMorgan Mizuho Securities USA Inc., Morgan Stanley	Morgan Stanley and Company LLC
Variable Portfolio—J.P. Morgan Core Bond Fund	JPMorgan Securities	700,000,000.00	0.65%	USD	776743AD8	12/8/2016	15,014,597	Roper Technologies Inc. (ROP 380% December 15, 2026)	100	280,955.000	12/8/2016	99.984	(i) Issued under 1933 Act	281,000.000	JPMorgan, BofA Merrill Lynch,
Wells Fargo Securities, Mizuho
Securities, MUFG, PNC Capital
Markets LLC, SunTrust
Robinson Humphrey, TD
Securities, BB&T Capital
Markets, RBC Capital Markets,
															Regions Securities LLC	Mizuho Securities USA Inc.
Variable Portfolio—Partners Small Cap Growth Fund	Wells Fargo	41,000,000.00	$0.5125/share	USD	55276F107	9/15/2016	537,100	MCBC HOLDINGS INC	11	98,400.000	9/15/2016	10.25	(i) Issued under 1933 Act	9,600.000	Baird, Wells Fargo, Raymond James	Baird
Variable Portfolio—Partners Small Cap Growth Fund	Wells Fargo	141,666,661.00	$1.19/share	USD	26856L103	9/22/2016	665,635	ELF BEAUTY INC	17	14,365.000	9/22/2016	17	(i) Issued under 1933 Act	845.000	JP Morgan, Morgan Stanley, Piper Jaffray, Wells Fargo Securities	Morgan Stanley
Variable Portfolio—Partners Small Cap Growth Fund	Wells Fargo	249,999,992.00	$1.4608/share	USD	13462K109	10/7/2016	8,115,800	CAMPING WORLD HOLDINGS INC-A	23	684,200.000	10/7/2016	22	(i) Issued under 1933 Act	31,100.000	Goldman, JP Morgan, BAML, Credit Suisse, Robert Baird, KeyBanc, Wells Fargo, Stephens	Goldman Sachs
Variable Portfolio—Partners Small Cap Growth Fund	Wells Fargo	633,333,327.00	$1.0450/share	USD	30227M105	10/12/2016	6,087,695	EXTRACTION OIL & GAS INC	22	87,305.000	10/12/2016	19	(i) Issued under 1933 Act	4,595.000	Credit Suisse, Barclays, Goldman, Citi, Keybanc, RBC, Suntrust, Wells Fargo, ABN, BOK, FITB, Stephens, Tudor Pick Holt, Heikkinen Energy	Barclays
Variable Portfolio—Partners Small Cap Growth Fund	Wells Fargo	161,000,000.00	$1.4375/share	USD	58506Q109	8/11/2016	1,688,637	MEDPACE HOLDINGS INC	28	36,363.000	8/11/2016	23	(i) Issued under 1933 Act	1,581.000	Jefferies, Credit Suisse, UBS, Wells Fargo Securities	Jeffereies
Variable Portfolio—Wells Fargo Short Duration Government Fund	Wells Fargo	1,000,000,000.00	0.24%	USD	92347XAA4	7/12/2016	68,151,000	Verizon Owner Trust/VZOT 2016-1A A	100	11,847,004.630	7/12/2016	99.983	(v) Eligible Rule 144A	11,849,000.000	BofA Merrill Lynch;Barclays;MUFG;Deutsche Bank;Loop Capital;RBC Capital;Wells Fargo	Barclays Capital
Variable Portfolio—Wells Fargo Short Duration Government Fund	Wells Fargo	325,000,000.00	0.25%	USD	03065DAB3	8/2/2016	27,527,000	AmeriCredit Automobile Receivables Backed Notes/ AMCAR 2016-3 A2A	100	6,472,592.200	8/2/2016	99.994	(i) Issued under 1933 Act	6,473,000.000	Citigroup;Deutsche Bank; Lloyds;Wells Fargo;BNP Paribus;J.P. Morgan;Morgan Stanley;RBC Capital Markets;	Citigroup
Variable Portfolio—Wells Fargo Short Duration Government Fund	Wells Fargo	140,000,000.00	0.25%	USD	872295AC4	9/14/2016	16,742,000	TCFAT 2016- 1A A3	100	3,257,464.710	9/14/2016	99.984	Eligible Rule 144A	3,258,000.000	Credit Suisse;Wells Fargo;Citigroup	Credit Suisse
Variable Portfolio—Wells Fargo Short Duration Government Fund	Wells Fargo	1,200,000,000.00	0.25%	USD	92348MAA7	11/16/2016	69,530,000	VZOT 2016-2A A	100	4,469,536.400	11/16/2016	99.99	Eligible Rule 144A	4,470,000.000	BofA;Deutsche Bank;RBC Capital Markets;Wells Fargo;Mizuho Securities;Scotiabank;TD Securities	Deutsche Bank

In addition to the information above, the Fund’s Board of Trustees receives, pursuant to the Fund’s procedures adopted under Rule 10f-3, from representative(s) of the Fund’s adviser or, if the transaction is effected for a portion of the Fund managed by a subadviser, the Fund’s subadviser, a report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph (c)(1) through (c)(8) of Rule 10f-3.